CERTIFICATION PURSUANT TO RULE 30A-2(b) UNDER THE 1940 ACT AND SECTION 906 OF
                             THE SARBANES-OXLEY ACT

I, John J. Kelley, President & Chief Executive Officer of WT Mutual Fund (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:     September 3, 2008                 /s/ John J. Kelley
     -------------------------------        ------------------------------------
                                            John J. Kelley, President &
                                            Chief Executive Officer
                                            (principal executive officer)


I, Charles D. Curtis, Vice President & Chief Financial Officer of WT Mutual Fund (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:     September 3, 2008                 /s/ Charles D. Curtis
     -------------------------------        ------------------------------------
                                            Charles D. Curtis, Vice President &
                                            Chief Financial Officer
                                            (principal financial officer)